UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 17, 2017

TECHCARE CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55680

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: (646) 380-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 17, 2017, TechCare Corp. (the “Registrant”) entered into an Advance Investment Agreement (the “Agreement”) with Y.M.Y Industry Ltd., an Israeli company controlled by Mr. Zvi Yemini, the chairman of the board of directors of the Registrant, and Traistman Radziejewski Fundacja Ltd., an Israeli company affiliated with Mr. Oren Traistman, a director of the Registrant. Pursuant to the Agreement, Y.M.Y Industry Ltd. and Traistman Radziejewski Fundacja Ltd. will provide the Registrant with a bridge investment in the aggregate amount of US$250,000 (the “Investment Amount”).

The Investment Amount will be immediately payable upon the consummation of an Asset Purchase Agreement with Naturalicious Holding B.V. (the “Asset Purchase Agreement”), provided the consummation of which occurs prior to or on December 31, 2017 (the “Trigger Date”) or upon other insolvency events of the Registrant. In the event that the Registrant has not consummated the Asset Purchase Agreement prior to or on the Trigger Date, then the entire then outstanding Investment Amount will be automatically converted into shares of common stock of the Registrant, par value $0.0001 per share (the “Shares”) on the first business day following the Trigger Date, at a price per share equal to 70% of the VWAP (as defined below) of the Shares as of such date (the “PPS”). The Investment amount will also be converted into Shares at the PPS upon a Deemed Liquidation Event (as defined below). The Shares to be issued upon conversion will be issued without registration under the Securities Act of 1933, as amended (the “Act”), and will be issued in a transaction not subject to registration pursuant to Regulation S promulgated by the Act or exempt from registration pursuant to Section 4(a)(2) of the Act. Each of the investors is not a “U.S. Person,” as that term is defined in Rule 902 of Regulation S, and is an “accredited investor,” as that term is defined in Rule 501 of Regulation D. In the event the Investment Amount had been converted as of the date of this Report, a total of 1,017,208 Shares would have been issued, representing approximately 4.66% of the outstanding and issued Shares of the Registrant.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Shares are then listed or quoted on the OTCQB, the daily volume weighted average price of a Share for the five trading days prior to such date on the OTCQB as reported by OTC Markets Group, Inc. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), or (b) in all other cases, the fair market value of a Share as determined by an independent appraiser selected in good faith by the majority-in-interest and reasonably acceptable to the Registrant, the fees and expenses of which shall be paid by the Registrant.

“Deemed Liquidation Event” means (a) a merger or consolidation in which the Registrant is a constituent party or a subsidiary of the Registrant is a constituent party and the Registrant issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Registrant or a subsidiary in which the shares of capital stock of the Registrant outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting company or if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Registrant or any subsidiary of the Registrant of all or substantially all the assets of the Registrant and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Registrant if substantially all of the assets of the Registrant and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Registrant.

In addition, on the following dates, the Registrant issued and sold a total of 306,310 Shares, as set forth below:

Name of Issuee	Date of Issuance	Number of Shares	Consideration	Price Per Share	Bases for Issuance
Avdinco Ltd.(1)	08/13/17	103,520	$50,000	$0.4893	Subscription Agreement
Eyal Anabi	08/13/17	58,488	$28,618	$0.4893	Subscription Agreement
Go Go Netanel Ltd.(2)	08/24/17	103,520	$50,000	$0.4893	Subscription Agreement
Securities Compliance Group	10/9/17	20,391	$2.0391	$0.0001	Services Agreement
Ivo Hayden	10/9/17	20,391	$2.0391	$0.0001	Services Agreement
Total		306,310

(1) The control person of Avdinco Ltd. is Avner Cohen, a resident of Israel.

(2) The control person of Go Go Netanel Ltd. is Yitzhak Giat, a resident of Israel.

The issuance of the above-referenced Shares was made without registration under the Act in transactions not subject to registration pursuant to Regulation S promulgated by the Act or exempt from registration pursuant to Section 4(a)(2) of the Act. Avdinco Ltd., Eyal Anabi and Go Go Netanel Ltd. are not “U.S. Persons,” as that term is defined in Rule 902 of Regulation S.

Forward-Looking Statements

This communication contains certain statements that are neither reported financial results nor other historical information and other statements concerning the Registrant. These statements include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, events, products and services and future performance. Forward-looking statements are generally identified by the words “will”, “expects”, “anticipates”, “believes”, “intends”, “estimates”, “target”, and similar expressions. These and other information and statements contained in this communication constitute forward-looking statements for purposes of applicable securities laws.

Although management of the Registrant believes that the expectations reflected in the forward looking statements are reasonable, investors and security holders are cautioned that forward looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Registrant, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by the forward-looking information and statements, and the Registrant cannot guarantee future results, levels of activity, performance or achievements. Factors that could cause actual results to differ materially from those estimated by the forward-looking statements contained in this communication include, but are not limited to: the ability of each of the Registrant and Naturalicious Holding B.V. to successfully finalize the negotiations between the parties and execute the definitive agreement; trends in target markets; the Registrant’s ability to develop new technology and products; effects of competition in the Registrant’s main markets; challenges to or loss of intellectual property rights; ability to establish and maintain strategic relationships in its major businesses; profitability of the growth strategy; and changes in global, political, economic, business, competitive, market and regulatory forces. Moreover, neither the Registrant nor any other person assumes responsibility for the accuracy and completeness of such forward-looking statements. The forward-looking statements contained in this communication speak only as of the date of this communication and the Registrant or its representatives are under no duty, and do not undertake, to update any of the forward-looking statements after this date to conform such statements to actual results, to reflect the occurrence of anticipated results or otherwise except as otherwise required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Shlomi Arbel
Name:	Shlomi Arbel
Title:	Chief Executive Officer

Date: October 17, 2017